SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K/A

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             July 20, 2011
                             Date of Report
                  (Date of Earliest Event Reported)


                    SHERWOOD ACQUISITION CORPORATION

          (Exact Name of Registrant as Specified in its Charter)


 Delaware                       00-54145                 27-3567960
(State or other         (Commission File Number)       (IRS Employer
jurisdiction of                                     Identification No.)
incorporation)



                 Room 3404, Jia Ye Guo Mao Mansion
                     No.99 West YanLing Road
               Changzhou City, JiangSu Province, China

               (Address of Principal Executive Offices)

                         215 Apolena Avenue
                    Newport Beach, California 92662
            (Former Address of Principal Executive Offices)

                      (011)  86-519-86810903
                      _______________________
                  (Registrant's Telephone Number)

This amendment is filed to correct Item 3.02 to state the consideration paid for the securities issued.


ITEM 3.02 Unregistered Sales of Equity Securities

     On July 21, 2011 the Registrant issued 19,800,000 shares of its common stock at par ($.0001) for an aggregate of $1,980 pursuant to Section 4(2) of the Securities Act of 1933.

     2. The Registrant issued 19,800,000 shares of common stock to the following shareholders in the following amounts representing 99% of the total outstanding 20,000,000 shares of common stock:

         Guo-Xiang Gu                        14,000,000
         Yue-Zhong Yuan                       3,000,000
         Zhi-Jian Wu                          1,000,000
         En-Long Pan                            900,000
         Peter H Tong                           900,000

ITEM 5.01     Changes in Control of Registrant

    On July 20, 2011 the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,800,000 of the 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,980.

    2. New officers and directors were appointed and elected and the prior officers and directors resigned.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G on October 7, 2010 as updated by the Annual Reports on Form 10-K filed on March 30, 2010 and Quarterly Reports on Form 10-Q filed January 26, 2011 and May 13, 2011 as supplemented by the information contained in this report.

    The registrant anticipates that it may enter into a business combination with a Chinese manufacturing company to be selected.

    The Registrant will not make a decision on any such possible combination until it receives the financial report of any such possible target company and management has the opportunity to review and evaluate the report.

ITEM 5.02     Departure of Directors or Principal Officers; Election of
              Directors

    On July 20, 2011, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On July 20, 2011, James McKillop resigned as the Registrant's vice president, and director.

    On July 20, 2011, Peter Tong was elected to the board of directors of the Registrant.

    Peter H, Tong, 59, serves as the director and officer of the Registrant. Mr. Tong received from Bachelor Science degree in Business Administration from National Chengchi University in 1976. From 1992 to 1996 Mr. Tong served as Senior Vice President, Union Charter Bancorp, a full service mortgage banking company; from 1996 to 1998 Mr. Tong served as Executive Vice President of Founders Bancorp; from 1998 to 2001, he served as the Chief Operative Officer, Union Charter Bancorp; from 2001 to 2005 Mr. Tong was a Financial Consultant for Schmidt Financial Concept (China); and from 2006 to the present, Mr. Tong as been an economic development consultant for the Sichuan Industrial Commercial Union.

    On July 20, 2011, the following persons were appointed to the offices appearing next to their name:

         Peter Tong          Chief Executive Officer
         Yue-Zhong Yuan      Treasurer


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             SHERWOOD ACQUISITION CORPORATION

Date: October 27, 2011                  /s/Peter Tong
                                        Chief Executive Officer